Exhibit 24.1

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2007	/s/ James B. Ream
James B. Ream

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2007	/s/ Frederick S. Cromer
Frederick S. Cromer

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2007	/s/ Phung Ngo-Burns
Phung Ngo-Burns

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2007	/s/ George R. Bravante, Jr.
George R. Bravante, Jr.

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2007	/s/ Janet M. Clarke
Janet M. Clarke

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2007	/s/ Kim A, Fadel
Kim A. Fadel

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2007	/s/ Salvatore J. Badalamenti
Salvatore J. Badalamenti

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2007	/s/ Bonnie S. Reitz
Bonnie S. Reitz

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2007	/s/ Richard F. Wallman
Richard F. Wallman

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2007	/s/ Judith R. Haberkorn
Judith R. Haberkorn